                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                         Event Reported): May 12, 1999




                           SUN HYDRAULICS CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)




          Florida                       0-21835                 59-2754337
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)





      1500 West University Parkway
            Sarasota, Florida                                      34243
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code:  941-362-1200

ITEM 5.  OTHER EVENTS.

PRESS RELEASE

         On May 12, 1999, the Company issued the press release attached hereto as Exhibit 99.1 announcing results for the quarter ended April 3, 1999.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements of Businesses Acquired.

              None.

         (b)  Pro Forma Financial Information.

              None.

         (c)  Exhibits.

       Exhibit
       Number                     Exhibit Description
       ------                     -------------------
        99.1       Press Release of the Registrant dated May 12, 1999.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SUN HYDRAULICS CORPORATION



                                      By: /s/ Richard J. Dobbyn
                                         -----------------------------------
                                              Richard J. Dobbyn
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)

Dated:  May 12, 1999

                                 EXHIBIT INDEX


Exhibit
Number                        Exhibit Description
-------                       -------------------
 99.1       Press Release of the Registrant dated May 12, 1999.